UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

GMTECH INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-275887	93-3955846
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

45 Rockefeller Plaza, 21F, New York, New York 10111

(Address of principal executive offices)

(646) 508-0022

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Jianting Liu as a Director of the Company

On August 27, 2024, GMTech Inc. (the “Company”) appointed Jianting Liu to serve as a director of the Company.

Mr. Jianting Liu, age 43, serves as the Chairman of China Peak Energy Group from December 2023. From April 2014 to March 2020, Mr. Liu served as the General Manager of Shenzhen Huaying Investment Management Co., Ltd. From June 2020 to September 2023, Mr. Liu worked at Kunming Pingyuan Trading Co., Ltd. as the General Manager.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMTECH INC.

Dated: August 28, 2024	By:	/s/ Yuyang Cui
	Name:	Yuyang Cui
	Title:	Chief Executive Officer

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